UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (March 27, 2013)

China Botanic Pharmaceutical Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-34808 (Commission File Number)	88-1273503 (IRS Employer Identification No.)

Level 11, Changjiang International Building No. 28, Changjiang Road Nangang District, Harbin Heilongjiang Province, P.R. China (Address of Principal Executive Offices)	150090 (Zip Code)

+86-451-5762-0378
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 27, 2013, China Botanic Pharmaceutical Inc. (the "Company") received a notice of failure to satisfy a continued listing standards (the "Letter") from the NYSE MKT LLC (the "Exchange").  The Letter advised the Company that it is not in compliance with Sections 134 and 1101 of the NYSE MKT Company Guide (“Company Guide”) as a result of its inability to timely file its Form 10-Q for the period ended January 31, 2013 (“Form 10-Q”) by its deadline of March 25, 2013.

The Company has previously been advised by a letter from the Exchange dated January 31, 2013, that the Company is subject to the procedures and requirements of Section 1009 of the of the Company Guide because of its failure to meet certain continued listing standards under Part 10 of the Company Guide, resulting from its inability to timely its Form 10-K for the period ended October 31, 2012.  In response to the letter dated January 31, 2013, the Company submitted a plan of compliance (the “Plan”) on February 14, 2013,  outlining the actions that the Company has taken and intended to take to bring it back into compliance as of May 1, 2013.  The Plan was accepted on March 1, 2013.

The Letter indicates that although the Company is subject to such procedures and requirements of Section 1009 of the Company Guide as a result of its inability to timely file the Form 10-Q,   due to the similar nature of its deficiencies, the Company (i) is not required to submit an additional plan of compliance in connection with its inability to file the Form 10-Q, and (ii) remains subject to the conditions set forth in the letter from the Exchange dated January 31, 2013.  The Company has been advised that if it does not bring it back into compliance with all of the Exchange’s continued listing standards within the timeframe provided or does not make progress consistent with the Plan during such plan period, the Exchange staff will initiate delisting proceedings as appropriate.

The Company issued a press release on April 2, 2013 relating to the foregoing matters. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.           Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Botanic Pharmaceutical Inc.
a Nevada Corporation

Dated: April 2 , 2013                                                      /s/ Li Shaoming
Li Shaoming,
Chief Executive Officer

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